LENDER COMMITMENT AGREEMENT

THIS LENDER COMMITMENT AGREEMENT (this “Agreement”) dated as of July 19, 2011 is among RUBY TUESDAY, INC., a Georgia corporation (the “Borrower”), the Guarantors, PNC Bank, National Association (the “New Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of the Revolving Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”) dated as of December 1, 2010 among the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, Servicer, Issuing Bank and Swingline Lender.

WHEREAS, pursuant to Section 2.4 of the Credit Agreement, the Borrower has the right to increase the Aggregate Revolving Commitments with new Revolving Commitments (the “Facility Increase”); and

WHEREAS, the New Lender has agreed to provide a Revolving Commitment under the Credit Agreement on the terms and conditions set forth herein and to become a “Lender” under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.         Commitment.  Effective as of the date hereof, the New Lender hereby agrees to provide a Revolving Commitment in the amount of $30,000,000 (the “Additional Revolving Commitment”) to make Revolving Loans and to purchase participation interests in Letters of Credit, Swingline Loans, Franchisee Loans and Franchisee Letters of Credit in accordance with the terms of the Credit Agreement.  The existing Schedule 1.2 to the Credit Agreement shall be deemed to be amended to include the Additional Revolving Commitment.

3.         Representations and Warranties.  The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the

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Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4.         Acknowledgement of Administrative Agent and Loan Parties.  Each of the Administrative Agent, the Borrower and the Guarantors agrees that, as of the date hereof, the New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of an Lender under the Credit Agreement and the other Loan Documents.

5.         Conditions Precedent.  This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a)           receipt by the Administrative Agent of this Agreement executed by the Borrower, the Guarantors, the New Lender and the Administrative Agent;

(b)           receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Facility Increase, and (2) in the case of the Borrower, certifying that, before and after giving effect to the Facility Increase, (x) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the Facility Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of Section 2.4 of the Credit Agreement, the representations and warranties contained in Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement, and (y) no Default or Event of Default exists; and

(c)           receipt by the New Lender of the upfront fee due and payable to it in connection with this Agreement.

6.         Reaffirmation of Guaranty.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

7.         Address.  The address of the New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Lender to the Administrative Agent.

8.         Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Georgia.

9.         Counterparts.  This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract.  Delivery of an executed counterpart of this Agreement by telecopier or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                 RUBY TUESDAY, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Senior Vice President

GUARANTORS:                              RTBD, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT TAMPA FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT ORLANDO FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT SOUTH FLORIDA FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RTGC, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

  LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT DETROIT FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MICHIGAN FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT WEST PALM BEACH FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT NEW ENGLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT LONG ISLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RUBY TUESDAY, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT INDIANAPOLIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT DENVER FRANCHISE, L.P.

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

RT OMAHA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT KCMO FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT PORTLAND FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT ST. LOUIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT WESTERN MISSOURI FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT LAS VEGAS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

RT MINNEAPOLIS FRANCHISE, LLC

By: /s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Vice President

LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

NEW LENDER:                               PNC BANK, NATIONAL ASSOCIATION,

By: /s/ Deroy Scott
Name: Deroy Scott
Title: Senior Vice President

LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.

ADMINISTRATIVE
AGENT:                                           BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Erik M. Truette
Name: Erik M. Truette
Title: Senior Vice President

LENDER COMMITMENT AGREEMENT
 RUBY TUESDAY, INC.